ASSET MANAGEMENT FUND

Large Cap Equity Fund
Class AMF Shares
Class H Shares

SUPPLEMENT DATED JUNE 25, 2009
TO PROSPECTUS DATED MARCH 1, 2009

The section “Trust and Fund Information – Investment Adviser – Portfolio Managers” on page 6 is deleted and replaced with the following:

Portfolio Managers

The portfolio managers of the Adviser manage each Fund’s investments as a team.

The portfolio managers responsible for the day-to-day management of the Fund’s investments are John J. McCabe and Mark F. Trautman.

Mr. McCabe, Senior Vice President and Chief Investment Strategist (Equity) of the Adviser, provides macro-economic advice in connection with the management of the Fund. Mr. McCabe has been a part of the portfolio management team for the Fund since 1991.  He joined the Adviser in May 1995, and prior thereto he served as Senior Vice President and Chief Investment Officer of Nationar, the Fund’s former Adviser.  Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of the Association for Investment Management and Research.  Mr. McCabe also served as a portfolio manager of John Hancock Large Cap Select Fund and its predecessor, M.S.B. Fund, Inc., from 1993 to 2009.

Mr. Trautman, Vice President and Senior Portfolio Manager of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio investments.  Mr. Trautman has been responsible for the management of the portfolio since 1993.  He joined the Adviser in May 1995, and prior thereto he served as Director of Mutual Fund Investments for the Fund’s former Adviser, Nationar.  Mr. Trautman also served as a portfolio manager of John Hancock Large Cap Select Fund and its predecessor, M.S.B. Fund, Inc. from 1993 to 2009.

Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is available in the Statement of Additional Information (see “Adviser-Portfolio Managers” in the Statement of Additional Information).

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.